                                                                DELAWARE GROUP'S
                                                             National High Yield
                                                             Municipal Bond Fund




service and guidance



                   [VARIOUS PHOTOS DEMONSTRATING SERVICE AND
                  GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS]


                                                  professional management


goals




                                                                            1997
                                                                          Annual
                                                                          Report



DELAWARE INVESTMENTS
---------------------
Philadelphia * London

A TRADITION OF SOUND INVESTING

commitment



Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

A Commitment
To Our Investors

     [PHOTO OF KEYBOARD]

            [PHOTO OF ILLUSTRATION FROM TAX-EXEMPT INCOME BROCHURES]

National High Yield
Municipal Bond Fund's
Objective

To provide a high level of current income exempt from federal income taxes by investing primarily in a portfolio of medium- and lower grade municipal bonds.

high-yield

January 15, 1998

                                                                  for tax-exempt
                                                                      income
                                                                         1
Dear Shareholder:

National High Yield Municipal Bond Fund provided strong results during fiscal 1997, a year when the municipal bond market benefited from a healthy U.S. economy and the lowest inflation in more than a decade. For the 12 months ended December 31, 1997, your Fund provided a total return of +10.35% (capita change plus reinvested dividends for Class A shares). This outpaced both the average of your Fund's peers and the unmanaged Lehman Brothers Municipal Bond Index, as shown below.
        Since May, the Fund has been co-managed by Patrick P. Coyne and Mitchell L. Conery, two veteran portfolio managers with a thorough understanding of municipal bond credit risks. They successfully assumed responsibility for the National High Yield Municipal Bond Fund following the integration of the Voyageur funds into the Delaware Investments family.
        Fiscal 1997 was a banner year for municipal bonds. Among the favorable developments during the period were:

  o Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made municipal bonds a less attractive investment option.
  o Rising tax revenues nationwide. Thanks to strong job growth and corporate profits, some 37 states posted budget surpluses, including 15 whose surpluses amounted to more than 10% of collected tax revenue, according to The Bond Buyer, a trade publication.
  o Strong credit quality. Standard & Poor's and Moody's Investors Services raised credit ratings on the general obligation bonds of several states.
Your Fund fully participated in the income and total return potential of many municipal securities during the past year. We were able to outperform many of our peers, as shown below, by going the extra mile to

FISCAL 1997 WAS A BANNER
YEAR FOR MUNICIPAL BONDS.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
                                                         12 Months Ended                 10 Years Ended
                                                        December 31, 1997               December 31, 1997
--------------------------------------------------------------------------------------------------------------------
National High Yield Municipal Bond Fund A Class             +10.32%                         +8.79%
Lipper High-Yield Municipal Debt Fund Average               +10.11% (43 funds)              +8.16% (16 funds)
Lehman Brothers Municipal Bond Index                         +9.19%                         +8.58%
--------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers Municipal Bond Index is composed of bonds with a variety of quality ratings. For performance information for all classes, please see page 6.

for tax-exempt
   income
      2

analyze higher yielding bonds issued by both smaller, rural communities and larger cities. Your Fund's portfolio was a diverse mix of more than 70 securities that included bonds issued for a co-generation plant at the Brooklyn Navy Yard and retirement housing in South Dakota.
        We view the municipal bond market's long-term prospects as attractive, especially since Washington and many states still tax income at a higher rate than capital gains. While the Taxpayer Relief Act offered many potential benefits to more aggressive equity investors, it provided few breaks to income-oriented investors. Municipal bonds remain one of the few ways to provide investors monthly income potential without increasing their federal tax bill.
        In our view, the income from municipal bonds and the tax-free compounding of such income over time has the potential to help heavily taxed investors reach their financial goals more quickly. For taxpayers willing to accept higher risks, high-yield municipal bonds can sometimes provide as muc income on a tax-adjusted basis as taxable high-yield corporate bonds.
        Your Fund has enjoyed positive cash flows from new investors since it became part of Delaware this past spring. We thank you for being among the investors who have expressed confidence in Delaware, which has grown to become one of the nation's largest municipal bond investment managers.
        On the pages that follow, Mr. Coyne and Mr. Conery review your Fund's performance in 1997 and outline their approach for the coming year. We hope you find our new annual report format informative.


Sincerely,

/s/ Wayne A. Stork
------------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
------------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline

Your Fund's Portfolio Managers

Patrick P. Coyne has managed fixed-income securities at Delaware Management Company since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business.

Mitchell L. Conery joined Delaware Management Company in January 1997 and holds an MBA in finance from the State University of New York at Albany. He had been managing a $5 billion municipal portfolio in New York prior to joining Delaware.

                                                                  for tax-exempt
                                                                      income
                                                                         3


Portfolio Managers' Review

Renewed investor confidence in the long-term prospects of the municipal securities market helped National High Yield Municipal Bond Fund perform well in fiscal 1997. Lower quality bonds provided especially strong returns as default rates remained low. Many states enjoyed large budget surpluses yet maintained what appeared to be prudent control over expenses for social services.
        Passage of the Taxpayer Relief Act this past summer marked a turning point for the market because it removed a major uncertainty for investors. By retaining high tax rates on bond interest and dividends, Washington reinforced the value of municipal bonds as a way to increase investment income potential without the pain of federal tax rates as high as 39.6%.
        During 1997, increased demand for municipal bonds from both individual investors and institutions led to higher bond prices even as the supply of newly issued municipal securities rose 19.2% to $220.5 billion, according to The Bond Buyer. Many communities took advantage of falling interest rates to refinance debt.
        As bond prices rose, the difference in the income potential between bonds rated AAA, the highest quality rating available, and lower quality and unrated bonds narrowed substantially. The difference in income potential between long-term bonds (maturities of 10 to 30 years) and short- and intermediate-term notes (maturities of two to 10 years) also narrowed.
        This trend, known as spread compression, made selecting high-yielding securities for your Fund's portfolio a challenging task. In the second half of 1997, we upgraded quality and shortened duration, in part, because we believed the market was not providing enough extra yield to compensate investors for the additional credit and interest rate risks of some long-term, low quality bonds.
        The high-yield municipal bond market is fragmented and modest in size,

A Diverse Portfolio Helps Us Manage Risk
Portfolio Composition and State Concentration
December 31, 1997

Pre-Refunded                                    7.5%
General Obligation                             11.4%
Housing                                         5.1%
Industrial Development                          7.8%
Higher Education                                4.1%
Pollution Control                               9.3%
Cash                                            1.1%
Other Revenue Bonds                            15.9%
Health Care                                    24.2%
Water/Sewer                                    13.6%

Top Five                                     Share of
States                                      Net Assets
---------------------------------------------------------
Illinois                                       14.8%
Alabama                                        11.5%
Pennsylvania                                   10.2%
Missouri                                        6.6%
Colorado                                        6.5%
---------------------------------------------------------
Total                                          49.6%

Approximately 1.7% of the income generated by the Fund for the 12 months ended December 31, 1997, was subject to the federal alternative minimum tax.

strategic

for tax-exempt
   income
     4


Portfolio Highlights

--------------------------------------------------------------------------------

                                       June 30, 1997           December 31, 1997
--------------------------------------------------------------------------------
Average Effective Maturity                9.2 years                 6.2 years
Average Effective Duration                5.5 years                 4.9 years
Number of Securities                       67                        72
Thirty-day Current SEC Yield*            5.40%                     4.97%
--------------------------------------------------------------------------------
*For Class A shares based on Securities and Exchange Commission guidelines. Thirty-day current SEC yields for B Class and C Class as of 12/31/97 were 4.41% and 4.40% respectively.

representing less than 10% of municipal debt outstanding according to The Bond Buyer. We sought to add value to your Fund's portfolio by focusing on a combination of small, unrated bond issues from rural communities and larger issues in selected urban areas.

LOWER QUALITY
MUNICIPAL BONDS
PROVIDED ESPECIALLY
STRONG RETURNS IN
1997 AS DEFAULT
RATES REMAINED LOW.

        Typically the bond market demands a higher yield from small towns because they may have no track record in the municipal debt market, or the size of a bond issue may be too small to attract widespread investor interest. Sometimes, too, a community does not get a bond issue rated because the cost of securing a rating is too great.
        Such situations present your Fund's management with an opportunity to increase income potential after we carefully assess credit risks. An example of unrated bonds we bought in 1997 were water and sewer bonds issued by Vance, Alabama. In our opinion, this community of about 3,000 people is benefiting from Mercedes-Benz' decision to locate its North American sport utility vehicle manufacturing plant on the outskirts of town.
        Lance was a first time bond issuer that needed a new water treatment plant to accommodate growth related to the plant's opening. After analyzing the community, we added its bonds to your Fund's portfolio. We think one way we keep track of the town's prospects is by monitoring employment and production trends at the plant as well as consumer demand for Mercedes' products.

Sector Positioning
As of December 31, 1997, health care bonds represented the single largest component of your Fund's portfolio. Our holdings consisted of a combination of bonds financing hospitals and bonds for continuing care centers. The sector has historically offered higher yields than other types of municipal bonds. However, in recent years, the industry's risks have increased amid rising competition and a rapidly changing regulatory environment. We generally seek bonds tied to institutions that, in our opinion, are likely to do well as the industry consolidates.
        Municipal housing bonds have also historically been a good source of higher yields. However, we were underweighted in this area in 1997 and expect to remain so in 1998. In our view, there is too much risk


QUALITY BREAKDOWN
------------------------------------------------
            June 30, 1997      December 31, 1997
------------------------------------------------
Unrated         71.2%                 68.1%
BB               0.0%                  1.7%
BBB             14.3%                 20.3%
A                6.5%                  5.1%
AAA and AA       8.0%                  4.8%
                                                                  for tax-exempt
                                                                      income
                                                                         5


that refinancing activity in this sector will increase in the year ahead given that interest rates have dropped sharply.

Outlook
Even though the municipal bond market rallied substantially in 1997, we still believe selected securities offer solid income opportunities and relatively moderate credit risk. For investors in high tax brackets, high-yield municipal bonds offered as much after-tax income potential as much higher risk, high-yield corporate bonds at the start of fiscal 1998.
        For example, a 5% SEC yield on a high-yield municipal bond fund is equal to a 8.5% SEC yield on a taxable bond for investors in the 39.6% federal tax bracket. As of December 31, 1997, such a taxable equivalent yield would have been 75 basis points (0.75%) higher than the average yield of 228 mutual funds that specialize in taxable corporate bonds (based on the Lipper High Current Yield Fund Average). Of course, the tax-adjusted yield advantage of municipal bonds depends on an investor's tax bracket and past performance does not guarantee future results.
        Still, we'd like to offer a note of caution for the year ahead because we believe reports suggesting that inflation is dead are premature. U.S. job growth has continued at a brisk pace while the labor force participation rate - the proportion of people who have or are looking for a job - reached a record level of more than 67% of working age Americans in December, Government figures show.
        While this trend has served to boost state tax revenues and reduce social expenses, it suggests that the Federal Reserve Board needs to remain vigilant to prevent consumer prices from rising too much. We do not think yields on long-term U.S. Treasury bonds will fall significantly below 5% in 1998, and in fact could rise modestly from current levels.

Patrick P. Coyne
Vice President
Senior Portfolio Manager

Mitchell L. Conery
Vice President
Senior Portfolio Manager
January 15, 1998

outlook

Moderate Quality Municipal Bonds
Offer Attractive Tax-Equivalent Yields
December 31, 1997

                              Tax Equivalent Yields
Years to
Maturity      US Treasuries         General Obligation Municipal Bonds Rated A
1 Year            5.47%                              6.36%
2 Year            5.64%                              6.61%
3 Year            5.66%                              6.72%
4 Year            5.70%                              6.94%
5 Year            5.70%                              7.10%
7 Year            5.75%                              7.33%
10 Year           5.74%                              7.68%
15 Year           5.87%                              8.31%
20 Year           6.00%                              8.56%
25 Year           5.96%                              8.61%
30 Year           5.92%                              8.64%

The above chart shows the tax-equivalent yield for an investor in the 39.6% federal income tax bracket. Municipal bonds vary in quality and, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. An A rated bond is considered moderate quality investment grade. Source: Bloomberg Business News.

for tax-exempt
   income
     6

Fund Performance

National High Yield Municipal Bond Fund's 10-Year Performance

Growth of a $10,000 Investment
December 31, 1987, to December 31, 1997

                            Lehman Brothers                     National High Yield                    Lipper High Yield Municipal
                          Municipal Bond Index              Municipal Bond Fund A Class                Debt Fund Average (16funds)
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 31 '87                     $10,000                               $9,623                                    $10,000
Dec. 31 '88                     $11,015                              $10,607                                    $11,105
Dec. 31 '89                     $12,203                              $11,709                                    $12,204
Dec. 31 '90                     $13,094                              $12,460                                    $12,743
Dec. 31 '91                     $14,684                              $13,873                                    $14,220
Dec. 31 '92                     $15,979                              $15,235                                    $15,402
Dec. 31 '93                     $17,942                              $16,985                                    $17,153
Dec. 31 '94                     $17,014                              $16,542                                    $16,407
Dec. 31 '95                     $19,984                              $19,061                                    $19,049
Dec. 31 '96                     $20,870                              $20,241                                    $19,851
Dec. 31 '97                     $22,787                              $23,738                                    $21,847
-----------------------------------------------------------------------------------------------------------------------------------

Chart assumes a $10,000 investment on December 31, 1987, a 3.75% front-end sales charge and reinvestment of distributions. High-yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

NATIONAL HIGH YIELD MUNICIPAL BOND FUND PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1997
                                                          Lifetime     Ten Years      Five Years      One Year
-----------------------------------------------------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
    Excluding Sales Charge                                  +8.22%       +8.79%          +7.97%        +10.32%
    Including Sales Charge                                  +7.86%       +8.38%          +7.14%         +6.14%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 12/18/96)
    Excluding Sales Charge                                  +9.66%                                      +9.57%
    Including Sales Charge                                  +5.81%                                      +5.57%
-----------------------------------------------------------------------------------------------------------------------------------
Class C (Est. 5/26/97)
    Excluding Sales Charge*                                 +6.88%
    Including Sales Charge*                                 +5.88%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Return reflects voluntary expense limitations in effect at that time. Returns would have been lower without the limitations.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. *Cumulative return. Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies. Performance for this class for the short time period since inception may not be representative of longer term results.

                                                         for tax-exempt income 7

Financial Statements

DELAWARE GROUP'S
NATIONAL HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997

--------------------------------------------------------------------------------
                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.79%
Continuing Care/Retirement Revenue
  Bonds - 15.14%
Alexandria Health Care Facility Revenue -
  Board of Social Ministry 8.75% 8/1/2 ...........     $  500,000     $  555,405
Clark County Nevada Assisted Living Homestead
  Boulder City 6.50% 12/1/27 .....................      2,075,000      2,109,217
Indianapolis Indiana Economic Development
  Revenue - National Benevolent Association
  7.25% 10/1/10 ..................................        700,000        778,260
Montgomery County Ohio Health Care Revenue
  6.25% 2/1/22 ...................................        175,000        179,769
Marion County Missouri Nursing Home Revenue
  7.00% 8/1/13 ...................................      1,050,000      1,109,147
South Dakota Health and Education Facilities
  Revenue - Westhills Retirement Village
  7.25% 9/1/13 ...................................      1,125,000      1,172,351
Spring Park Minnesota Twin Birch Health Care
  Center (Guarantor: Presbyterian Homes of
  Minnesota) 8.25% 8/1/11 ........................        500,000        537,380
St Louis County Missouri Industrial Development
  Authority - Deaconess Manor Association
  7.50% 6/1/16 ...................................      1,500,000      1,567,425
Volusia Florida Industrial Development Authority -
  Bishops Glen Project Retirement Health
  Facilities 7.50% 11/1/16 .......................      1,065,000      1,115,481
                                                                     -----------
                                                                       9,124,435
                                                                     -----------

General Obligation Bonds - 11.36%
Etowah County Alabama Refunding Warrants
  8.50% 11/1/10 ....................................      800,000        895,832
Niles Illinois Park District Unlimited Tax
  6.65% 12/1/14 ....................................      860,000        938,251
Illinois State Development Finance Authority East
  St. Louis Debt Restructure Revenue 7.375%
  11/15/11 .........................................    1,100,000      1,241,009
Orange Beach Alabama Refunding and Capital
  Improvement Unlimited Tax 6.25% 10/1/13 ..........    1,500,000      1,590,615
Panorama Colorado Metropolitan District
  Unlimited Tax 9.00% 12/1/09 ......................      750,000        824,228
Romeoville Illinois Recreational Facilities
  Unlimited Tax 7.80% 1/1/11 .......................    1,000,000      1,095,460
Winter Park West Colorado Water and Sanitation
  District Unlimited Tax 9.25% 12/1/06 .............      250,000        258,888
                                                                     -----------
                                                                       6,844,283
                                                                      ----------
Higher Education Revenue Bonds - 4.14%
New Hampshire Education and Health Authority -
  Brewster Academy 6.75% 6/1/25....................     1,000,000      1,084,530

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Higher Education Revenue Bonds (Continued)
Pennsylvania Higher Education Facility Authority -
  Drexel University 6.75% 5/1/12 ...................   $1,300,000     $1,409,083
                                                                     -----------
                                                                       2,493,613
                                                                     -----------
Hospital Revenue Bonds - 9.06%
Illinois Health Facility Authority Revenue -
  Midwest Physician Group Project
  8.10% 11/15/14 ...................................      980,000      1,133,076
Illinois State Development Finance Authority
  Harrisburg Medical Center Project 7.00%
  3/1/06 ...........................................      400,000        429,912
Illinois State Development Finance Authority
  Harrisburg Medical Center Project 7.20%
  3/1/07 ...........................................      400,000        431,840
Illinois State Development Finance Authority
  Harrisburg Medical Center Project 7.20%
  3/1/08 ...........................................      400,000        429,692
Ohio County West Virginia Building Commission -
  Ohio Valley Medical Center 9.625% 1/1/13 .........      775,000        785,788
Saint Joseph County Industrial Economic
  Development, Reference - Madison Center
  Project 5.50% 2/15/21 ............................    1,150,000      1,145,446
South Dakota Health and Education Facilities
  Revenue - Huron Regional Medical Center
  7.00% 4/1/10 .....................................    1,000,000      1,101,350
                                                                     -----------
                                                                       5,457,104
                                                                     -----------
Housing Revenue Bonds - 5.10%
Bernalillo County New Mexico Multifamily Housing -
  Topke Commons/Arbors Project - Series D
  7.70% 4/1/27  ....................................    1,000,000      1,037,200
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8
  8.00% 2/1/03  ....................................      100,000        100,036
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/04  ..........................................      105,000        105,038
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/05  ..........................................      110,000        110,040
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/06  ..........................................      120,000        120,043
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/07  ..........................................      130,000        130,047
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/08  ..........................................      140,000        140,050

8 for tax-exempt income

--------------------------------------------------------------------------------
                                                        Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/09  ........................................     $  155,000     $  155,056
Wharton Housing Development Corporation -
  State Multifamily Housing Section 8 8.00%
  2/1/10  ........................................        165,000        165,059
Washington State Housing Finance Commonwealth
  Nonprofit - Virginia Mason Research Center
  Project A 5.70% 1/1/24  ........................      1,000,000      1,012,900
                                                                     -----------
                                                                       3,075,469
                                                                     -----------
Industrial Development Revenue Bonds - 7.78%
Moundville Alabama Industrial Development Board
  Revenue Lawter International, Inc. Project
  Series LI 6.75% 12/1/11  .......................      1,500,000      1,610,370
Newbern Tennessee Industrial Development Board
  Newbern Rubber, Inc. - (Dana Corporation)
  7.90% 3/1/00  ..................................      1,000,000      1,058,180
New York City Industrial Development Agency
  Brooklyn Navy Yard Cogen Partners
  5.75% 10/1/36  .................................      1,000,000      1,007,080
Virginia Beach Development Authority Revenue
  Reference Ramada On The Beach 6.625%
  12/1/09  .......................................      1,000,000      1,010,090
                                                                     -----------
                                                                       4,685,720
                                                                     -----------
Pollution Control Revenue Bonds - 9.29%
California Pollution Control Authority -
  Pollution Control Revenue - Laidlaw
  Environmental - Series A 6.70% 7/1/07............     1,000,000      1,048,590
Jefferson County Arkansas Pollution Control
  Reference - Energy Arkansas 5.60%
  10/1/17 .........................................     1,000,000      1,008,470
Lewis and Clark County Environmental Revenue
  Reference - Asarco Incorporated Project
  5.60% 1/1/27 ....................................     1,500,000      1,514,325
Ohio State Air Quality Development Authority
  Revenue - Pollution Control - Series B
  6.00% 8/1/20 ....................................     1,000,000      1,048,440
Yarmouth Maine Pollution Control Revenue -
  Central Maine Power 6.75% 6/1/02 ................       965,000        977,526
                                                                     -----------
                                                                       5,597,351
                                                                     -----------
*Pre-Refunded Bonds - 7.49%
Arapahoe Colorado Water and Sanitation District
  Revenue 9.125% 12/1/08-98 ........................      200,000        211,284
Arapahoe Colorado Water and Sanitation District
  Revenue 9.125% 12/1/08-98 ........................      300,000        316,926
Arapahoe Colorado Water and Sanitation District
  Revenue 9.25% 12/1/13-98 .........................      210,000        222,077
Bedford Park Illinois Tax Increment Revenue
  8.00% 12/1/10-04  ................................    1,200,000      1,449,924
Colorado Technical Center Metropolitan District
  Unlimited Tax 9.75% 6/1/09-99 ....................      570,000        620,656

--------------------------------------------------------------------------------
                                                        Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
*Pre-Refunded Bonds (Continued)
Lead South Dakota Recreation Center Lease
  Revenue - Northern Hills YMCA 8.875%
  10/1/18-98  ......................................   $  590,000     $  628,911
Streamwood Illinois Special Service Area #3 Tax
  Revenue 8.375% 1/1/09-99 .........................    1,000,000      1,061,610
                                                                     -----------
                                                                       4,511,388
                                                                     -----------
Transportation Revenue Bonds - 0.68%
Puerto Rico Commonwealth Highway &
  Transportation Authority (Highway Improvements)
  Series Y 5.50% 7/1/26.............................      400,000        407,656
                                                                     -----------
                                                                         407,656
                                                                     -----------
Utility Revenue Bonds - 2.34%
  Chelsea Oklahoma Gas Authority 7.30% 7/1/19.......      700,000        758,618
  Chelsea Oklahoma Gas Authority 7.25% 7/1/13.......      600,000        652,032
                                                                     -----------
                                                                       1,410,650
                                                                     -----------
Water and Sewer Revenue Bonds - 13.57%
Easton Pennsylvania Area Joint Sewer Authority
  6.20% 4/1/09  ....................................    1,000,000      1,085,710
Elizabeth Borough Pennsylvania Municipal
  Authority - Guaranteed Sewer 7.15% 1/1/21 ........      500,000        560,125
Franklin County Missouri Public Water Supply
  District Waterworks and Sewer System
  7.375% 12/1/18  ..................................    1,255,000      1,350,167
Hopewell Township Pennsylvania Guaranteed
  Sewer 6.00% 11/1/13  .............................    1,215,000      1,232,119
New Kensington Pennsylvania Municipal Sanitation
  Authority Revenue 7.50% 10/1/11  .................    1,000,000      1,067,980
Upper Bear Creek Alabama Water, Sewer, and
  Fire Revenue District 6.25% 8/1/15  ..............    1,250,000      1,294,050
Vance Alabama Governmental Utility Services
  Corporate Sewer Services Revenue 7.50%
  10/1/18  .........................................    1,550,000      1,588,084
                                                                     -----------
                                                                       8,178,235
                                                                     -----------
Other Revenue Bonds - 12.84%
Arbor Greene Community Development District,
  Special Assessment Revenue 7.00% 5/1/03 ..........      855,000        879,256
Colorado Postsecondary Education Facilities
  Authority Colorado Ocean Journey Project
  8.00% 12/1/06  ...................................    1,000,000      1,113,680
Fishers Economic Development Revenue -
  United Student Aid Fund, Inc. 8.375% 9/1/14 ......    1,000,000      1,034,940
Lehigh County General Purpose Authority - Wiley
  House 8.75% 11/1/14  .............................      750,000        788,978
Oklahoma City Public Property Authority - City
  Golf System 8.30% 10/1/16 ........................    1,000,000      1,059,410
Pocatello Development Authority and Tax
  Increment Revenue 7.25% 12/1/08 ..................      250,000        260,118
Prescott Valley Arizona Improvement District -
  Special Assessment 7.90% 1/1/12 ..................      500,000        563,775
Washington State Housing Finance Commission -
  State School Directors' Association - Private
  Placement 8.25% 7/1/02  ..........................      170,000        184,292
                                                         for tax-exempt income 9

--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Other Revenue Bonds (Continued)
--------------------------------------------------------------------------------
                                                       Principal         Market
                                                         Amount          Value
--------------------------------------------------------------------------------
Washington State Housing Finance Commission -
  State School Directors' Association - Private
  Placement 8.25% 7/1/02  ......................      $   625,000     $  721,513
West Chicago Illinois Tax Increment 7.375%
  12/1/12  .....................................          720,000        777,298
Westminster Colorado Shaw Heights Special
  Improvement District 7.50% 12/1/07 ...........          350,000        353,440
                                                       -----------   -----------
                                                                       7,736,700
                                                                     -----------
Total Municipal Bonds (cost $55,970,628) .......                      59,522,604
                                                                     -----------
                                                        Number
                                                      of Shares
                                                      ----------


SHORT-TERM INVESTMENTS - 2.27%
Norwest Advantage Municipal Money
  Market Fund ..................................        1,370,000      1,370,000
                                                                     -----------
Total Short Term Investments (cost $1,370,000)..                       1,370,000
                                                                     -----------
TOTAL MARKET VALUE OF SECURITIES OWNED - 101.06%
  (cost $57,340,628) ...........................                      60,892,604
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS -
  (1.06%) . ....................................                       (641,100)
                                                                     -----------
NET ASSETS APPLICABLE TO 5,619,259 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% .......                     $60,251,504
                                                                     ===========

NET ASSET VALUE - NATIONAL HIGH YIELD FUND A CLASS
  ($55,458,369 / 5,172,762 shares) ..............                         $10.72
                                                                     ===========
NET ASSET VALUE - NATIONAL HIGH YIELD FUND B CLASS
  ($3,572,705 / 332,863 shares) .................                         $10.73
                                                                     ===========

NET ASSET VALUE - NATIONAL HIGH YIELD FUND C CLASS
  ($1,220,430 / 113,634 shares) .................                         $10.74
                                                                     ===========

-------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 100,000,000,000 shares
  authorized to the Fund with 10,000,000,000 shares
  allocated to National High Yield Fund A Class,
  10,000,000,000 shares allocated to National High
  Yield Fund B Class, and 10,000,000,000 shares
  allocated to National High Yield Fund C Class ..............       $56,427,554
Accumulated net realized gain on investments .................           271,974
Net unrealized appreciation on investments ...................         3,551,976
                                                                     -----------
Total net assets..............................................       $60,251,504
                                                                     ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NET ASSET VALUE AND OFFERING PRICE FOR NATIONAL HIGH YIELD
  MUNICIPAL BOND FUND A CLASS
Net asset value per share (A) ................................            $10.72
Sales charge (3.75% of offering price or 3.92% of amount
  invested per share) (B) ....................................              0.42
                                                                     -----------
Offering price ...............................................            $11.14
                                                                     ===========
--------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for National High Yield Municipal Bond Fund Class A.

Delaware Group's
National High Yield Municipal Bond Fund
Statement Of Operations
Year Ended December 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.........................................                     $3,888,274
                                                                     -----------
EXPENSES:
Management fees .................................      $ 362,050
Distribution expense ............................        151,515
Dividend disbursing, transfer agent fees
  and expenses ..................................         59,896
Accounting and administration ...................         20,729
Professional fees ...............................         20,362
Custodian fees ..................................          5,507
Registration fees, reports and statements to
  shareholders, taxes (other than taxes on
  income), and other expenses ...................          9,778
Directors' fees .................................          2,309
                                                        --------
                                                         632,146

Less expenses waived or absorbed ................       (153,755)        478,391
                                                        --------     -----------
NET INVESTMENT INCOME............................                      3,409,883
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments                                         782,775
Net change in unrealized appreciation of
  investments during the period..................                      1,305,512
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS ................................                      2,088,287
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................                     $5,498,170
                                                                    ============
                        See accompanying notes

10 for tax-exempt income

    Delaware Group's
    National High Yield Municipal Bond Fund
    Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year           Five months         Year
                                                                                   ended             ended             ended
                                                                                  12/31/97         12/31/96(1)        7/31/96
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . ..   $3,409,883        $1,546,818        $3,937,960
Net realized gain (loss) on investments. . . . . . . . . . . . . . . . . . ..      782,775           (97,077)          211,120
Net change in unrealized appreciation of investments during the period. . . .    1,305,512         1,323,262           691,939
                                                                                ----------        ----------        ----------
Net increase in net assets resulting from operations. . . . . . . . . . . . .    5,498,170         2,773,003         4,841,019
                                                                                ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (3,329,293)       (1,541,075)       (3,937,960)
   B Class. . . . . . . . . . . . . . . . .                                        (69,276)             (121)              N/A
   C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (16,936)              N/A               N/A
Net realized gain from security transactions:
   A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (361,157)               --          (779,384)
   B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (20,891)               --               N/A
   C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (6,153)              N/A               N/A
Excess distribution of net realized gain:
   A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --                --           (25,474)
   B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --                --               N/A
   C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --               N/A               N/A
                                                                                ----------        ----------        ----------
                                                                                (3,803,706)       (1,541,196)       (4,742,818)
                                                                                ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,556,071         2,208,712         2,593,882
   B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,486,119            88,126               N/A
   C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,199,065               N/A               N/A
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on security transactions:
   A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,223,087           625,742         2,523,625
   B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42,767                --               N/A
   C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,665               N/A               N/A
                                                                                ----------        ----------        ----------
                                                                                12,516,774         2,922,580         5,117,507
                                                                                ----------        ----------        ----------

Cost of shares repurchased:
  A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (13,058,929)       (8,421,106)       (8,113,265)
  B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (92,987)               --               N/A
  C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (794)              N/A               N/A
                                                                                ----------        ----------        ----------
                                                                               (13,152,710)       (8,421,106)       (8,113,265)
                                                                                ----------        ----------        ----------
Decrease in assets derived from capital share transactions. . . . . . . . . .     (635,936)       (5,498,526)       (2,995,758)
                                                                                ----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . .   1,058,528        (4,266,719)       (2,897,557)
                                                                                ----------        ----------        ----------

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59,192,976        63,459,695        66,357,252
                                                                                ----------        ----------        ----------
End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $60,251,504       $59,192,976       $63,459,695
                                                                               ===========       ===========       ===========
---------------------
1 The Fund changed its fiscal year end to December 31.
N/A - The Fund's B and C Classes did not commence operations until December 18, 1996,  and May 26, 1997, respectively.

                             See accompanying notes.

                                                        for tax-exempt income 11

Delaware Group's
National High Yield Municipal Bond Fund
Financial Highlights
December 31, 1997

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       National High Yield Municipal Bond Fund - Class A
                                                                      ----------------------------------------------------
                                                                             Period from
                                                                    Year       8/1/96     Year      Year      Year     Year
                                                                    ended        to       ended     ended    ended     ended
                                                                 12/31/97(4) 12/31/96(1) 7/31/96   7/31/95  7/31/94   7/31/93
Net asset value, beginning of period. . . . . . . . . . . . . . .  $10.400    $10.190    $10.170  $10.170   $10.500   $10.220
Income from investment operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . .    0.648      0.260      0.630    0.650     0.620     0.650
  Net realized and unrealized gain (loss) from investments. . . .    0.390      0.210      0.140    0.040    (0.310)    0.280
                                                                   -------    -------    -------  -------   -------   -------
  Total from investment operations. . . . . . . . . . . . . . . .    1.038      0.470      0.770    0.690     0.310     0.930
                                                                   -------    -------    -------  -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income. . . . . . . . . . . . . .   (0.647)    (0.260)    (0.630)  (0.650)   (0.620)   (0.650)
  Distributions from net realized gain on security transactions .   (0.071)     0.000     (0.120)  (0.040)   (0.020)    0.000
                                                                   -------    -------    -------  -------   -------   -------
  Total dividends and distributions . . . . . . . . . . . . . . .   (0.718)    (0.260)    (0.750)  (0.690)   (0.640)   (0.650)
                                                                   -------    -------    -------  -------   -------   -------
Net asset value, end of period. . . . . . . . . . . . . . . . . .  $10.720    $10.400    $10.190  $10.170   $10.170   $10.500
                                                                   ========   =======    =======  =======   =======   =======
Total return(2) . . . . . . . . . . . . . . . . . . . . . . . . .    10.32%      4.52%      7.78%    7.16%     2.99%     9.45%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) . . . . . . . . . . . .  $55,458    $59,105    $63,460  $66,357   $72,172   $58,048
  Ratio of expenses to average net assets . . . . . . . . . . . .     0.84%      0.87%(3)   0.85%    0.79%     0.91%     1.01%
  Ratio of expenses to average net assets prior to expense
   limitation . . . . . . . . . . . . . . . . . . . . . . . . . .     1.12%      1.07%(3)   0.96%    0.90%     1.01%     1.24%
  Ratio of net investment income to average net assets . . . . ..     6.15%      6.06%(3)   6.10%    6.45%     5.98%     6.32%
  Ratio of net investment income to average net assets prior to
   expense limitation . . . . . . . . . . . . . . . . . . . . . .     5.87%      5.86%(3)   5.99%    6.34%     5.88%     6.09%
  Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . .       45%         8%         0%       8%       28%       16%
-------------------
1 On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services,
  Inc. to Voyageur Fund Managers, Inc.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.


                             See accompanying notes.

12 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 National High Yield Municipal Bond Fund
                                                                                  Class B                         Class C
                                                                           ------------------------------     ----------------
                                                                                          Period from           Period from
                                                                              Year        12/18/96(1)            5/26/97(1)
                                                                              Ended           to                     to
                                                                            12/331/97(4)   12/31/96              12/31/97(4)

Net asset value, beginning of period . . . . . . . . . . . . . . . . . . .    $10.400        $10.370              $10.440

Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . .      0.534          0.010                0.315
  Net realized and unrealized gain (loss) from investments . . . . . . . .      0.433          0.030                0.391
                                                                               -------       --------             ---------
  Total from investment operations . . . . . . . . . . . . . . . . . . . .      0.967          0.040                0.706
                                                                               -------       --------             ---------
Less dividends and distributions:
  Dividends from net investment income . . . . . . . . . . . . . . . . . .     (0.566)        (0.010)              (0.335)
  Distributions from net realized gain on security transactions. . . . . .     (0.071)         0.000               (0.071)
                                                                               -------       --------             ---------
  Total dividends and distributions. . . . . . . . . . . . . . . . . . . .     (0.637)        (0.010)              (0.406)
                                                                               -------       --------             ---------
Net asset value, end of period . . . . . . . . . . . . . . . . . . . . . .    $10.730        $10.400              $10.740
                                                                              =======        ========             ========

Total return(2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9.57%          0.43%                6.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) . . . . . . . . . . . . . . . .     $3,573            $88                1,220
   Ratio of expenses to average net assets . . . . . . . . . . . . . . . .       1.56%          1.45%(3)             1.62%(3)
   Ratio of expenses to average net assets prior to expense limitation . .       1.84%          1.66%(3)             1.90%(3)
   Ratio of net investment income to average net assets. . . . . . . . . .       5.43%          4.65%(3)             5.37%(3)
   Ratio of net investment income to average net assets prior to expense
    limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5.15%          4.44%(3)             5.09%(3)
   Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .         45%             8%                  45%
---------------------
1 Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                          See accompanying notes.


                                                        for tax-exempt income 13

Delaware Group's
National High Yield Municipal Bond Fund
Notes to Financial Statements
December 31, 1997
------------------------------------------------------------------------------
National High Yield Municipal Bond Fund (formerly Voyageur National High
Yield Municipal Bond Fund)(the "Fund"), a series of the Voyageur Mutual
Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. National High Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium and lower-grade municipal bonds. The Fund offers three classes of shares.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Fund, Delaware Distributors, L.P. ("DDLP") became the distributor for the Fund, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Fund.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware-Voyageur Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager the Fund, an annual fee of 0.65%, which is calculated daily based on the net assets of the Fund.

DMC has elected to waive its fee and reimburse the Fund to the extent that annual operating expenses exclusive of distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.59% of average daily net assets through December 31, 1997. Total expenses absorbed by DMC for the eight month period ended December 31, 1997, were $85,657.

Prior to May 1, 1997, the Fund had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of each Fund at an annual rate of .65%. During the period January 1, 1997, to April 30, 1997, Voyageur waived fees in the amount of $68,098.

Commencing May 1, 1997, the Fund engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the eight month period ended December 31, 1997, the amounts expensed for the Fund were $24,180.

Prior to May 1, 1997, the Fund paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of these services.

14 for tax-exempt income

-------------------------------------------------------------------------------
3. Investment Management and Other Transactions with Affiliates (Continued)
 On December 31, 1997, the Fund had payables to affiliates as follows:

Investment Management fee payable to DMC...........................     $112,133
Dividend disbursing, transfer agent fees, accounting fees
  and other expenses payable to DSC................................       $7,125
Other expenses payable to DMC and affiliates.......................       $2,149

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the National High Yield Municipal Bond Fund A Class shares of $13,282.

Prior to May 1, 1997, each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Fund paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Investments
During the period ended December 31, 1997, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $25,088,204
Sales . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .   $27,550,528

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $57,340,628.

At December 31, 1997, unrealized appreciation (depreciation) for federal income tax purposes was as follows:
Aggregate unrealized appreciation . . . . . . . . . . . . . . . .     $3,551,976
Aggregate unrealized depreciation . . . . . . . . . . . . . . . .              0
                                                                      ----------
Net unrealized appreciation . . . . . . . . . . . . . . . . . .       $3,551,976

5. Capital Stock
                                             Year        Five months     Year
                                             ended         ended        ended
                                           12/31/97       12/31/96     7/31/96
                                          ----------     ----------   ---------
Shares sold:
    A Class . . . . . . . . . . .           514,279        213,088      253,498
    B Class(1). . . . . . . . . .           329,079          8,498          N/A
    C Class(2). . . . . . . . . .           112,800            N/A          N/A

Shares issued upon reinvestment of
  dividends from net investment
  income and net realized gains
  from security transactions:
A Class . . . . . . . . . . . . .           211,092         60,940      245,537
B Class(1). . . . . . . . . . . .             4,026             --          N/A
C Class(2). . . . . . . . . . . .               908            N/A          N/A
                                         ----------       --------     ---------
                                          1,172,184        282,526      499,035
                                         ----------       --------     ---------
Shares repurchased:
A Class . . . . . . . . . . . . .        (1,237,478)      (819,364)   (790,794)
B Class(1). . . . . . . . . . . .            (8,739)            --          N/A
C Class(2). . . . . . . . . . . .               (74)           N/A          N/A
                                         ----------       --------     ---------
                                         (1,246,291)      (819,364)    (790,794)
                                         ----------       --------     ---------
Net Decrease. . . . . .                     (74,107)      (536,838)    (291,759)
                                         ----------       --------     ---------

---------------------
1 Commenced operations on December 18, 1996.
2 Commenced operations on May 26, 1997.

6. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

                                                        for tax-exempt income 15

Delaware Group's
National High Yield Municipal Bond Fund
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur National High Yield
Municipal Bond Fund

We have audited the accompanying statement of net assets of National High Yield Municipal Bond Fund (the "Fund") as of December 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods through December 31, 1996 were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.



                                                         Ernst & Young LLP


Philadelphia, Pennsylvania
February 16, 1998

Delaware Investments Fund Family

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
Growth Portfolio
Balanced Portfolio
Income Portfolio

*Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


funds

     [PHOTO OF CONPUTER KEYBOARD]

This annual report is for the information of National High yield Municipal
Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for National High Yield Municipal Bond Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers
David K. Downes
Executive Vice President, Chief Financial Officer and
Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers
--------------------------------------------------------------------------------
Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


   [PHOTO OF GLOBES]

This report must be preceded or accompanied by a current National High Yield Municipal Bond Fund Prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.


                               [PHOTO OF GLOBES]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

[LOGO GOES HERE]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

LOGO

Printed in the USA
on recycled paper

(503)
AR-005[12/97]TKO2/98